Exhibit 10.5

                              EMPLOYMENT AGREEMENT

            THIS AGREEMENT (the "Agreement") is made as of the 23rd day of
January, 2006 between General Devices, Inc. a Delaware corporation (the
"Company"), and Kevin T. Dunphy (the "Executive"), an individual residing at 2
Limekiln Court, Bethel, Connecticut 06801;

                                WITNESSETH THAT:

            WHEREAS, the Executive has extensive and valuable experience in the business of the Aduromed Corporation ("Aduromed"), a Delaware corporation and a wholly-owned subsidiary of the Company;

            WHEREAS, the Aduromed has entered into an Employment Agreement with
Executive, dated as of September 30, 2005 (the "Aduromed Employment Agreement"),
by the terms of which Aduromed and Executive agreed among other things that
Executive would be employed as the treasurer and chief financial officer of
Aduromed for a term and with benefits and compensation payable to Executive therein set forth;

            WHEREAS, the Company is desirous that Executive serve as its chief financial officer and treasurer while he is entitled, by the terms of the
Aduromed Employment Agreement, to remain as chief executive officer and president of Aduomed; and

            WHEREAS. Executive is willing to act as chief financial officer and treasurer of the Company as hereinafter provided;

            NOW, THEREFORE, in consideration of the premises, mutual covenants herein contained, and other good and valuable consideration, receipt of which is acknowledged by the respective parties, the Company and the Executive hereby agree as follows:

1.    Employment.

      The Company shall, and does hereby, employ the Executive, and the
Executive shall, and does hereby accept employment from the Company in the capacity of the treasurer and chief financial officer of the Company. In such capacity, the Executive shall at all times during the term of his employment hereunder have the title of Treasurer and Chief Financial Officer, and shall

            (i) devote during normal business hours his attention, knowledge, experience, skills and best endeavors to the business and affairs of the Company and its subsidiaries,

            (ii) perform services and discharge duties set forth herein and generally associated with the position of the chief financial officer in a trustworthy manner and

            (iii) perform all duties consistent with (a) policies established from time to time by the Company and (b) all applicable legal requirements.

2.    Authority.

      Executive shall have the responsibility to manage the financial operations of the Company and its subsidiaries, including, but not limited to,

            (i) subject to approval by the Chief Executive Officer of the
Company, the hiring and terminating of employees relating to the financial affairs of the Company; and

            (ii) performing all other functions necessary to provide for the continued operation in the ordinary course of the Company and any of subsidiaries as shall from time to time be established.

3.    Term.

      The term of this Agreement shall commence as of the date first above written, and shall continue in full force and effect until the Company's close of business on September 28, 2010. At the expiration of the original term of this Agreement on September 28. 2010, and upon each anniversary thereafter, the term of this Agreement shall be deemed renewed and extended for successive one-year periods, provided that neither party, within ninety (90) days prior to such expiration date or any anniversary thereof, shall have given written notice to the other that this Agreement shall not be renewed or extended. In any case the term of this Agreement shall be coextensive and coterminous with his term of employment under the Aduromed Employment Agreement as from time to time renewed or extended. (Such term, including all renewals and extensions, herein called the "Term".)

4.    Benefits.

      The Executive shall be eligible to participate in any employee benefit or welfare plan, including any life, accident, medical insurance, retirement or pension plan or program maintained or which shall be maintained from time to time during the Term by the Company for its employees or executive employees and their immediate families, on the same basis and subject to the same requirements and limitations as are or shall be applicable to other employees or executive employees of the Company.

5.    Vacation.

      Executive shall be entitled to four (4) weeks' vacation each year during the Term of this Agreement, and any renewal or extension thereof, to be taken at times not

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inconvenient to the Company.

6.    Expenses.

      The Company shall reimburse the Executive for all reasonable business expenditures made by him in connection with, or in furtherance of, his employment hereunder, upon presentation and approval of itemized expense statements, receipts or vouchers or such other supporting information as may from time to time be reasonably requested by the Company. Air travel by
Executive shall be in "business class."

7.    Confidentiality.

      During the Term of his employment, and at all times thereafter, the
Executive shall not, without the prior written consent of the Company, divulge to any third party or use for his own benefit or the benefit of any third party or for any purpose other than the exclusive benefit of the Company and its subsidiaries, any confidential or proprietary business or technical information revealed, obtained or developed in the course of his employment with the Company and which is otherwise the property of the Company or any of its affiliated corporations, including, but not limited to, trade secrets, customer lists, formulae and processes of manufacture; provided, however, that nothing herein contained shall restrict the Executive's ability to make such disclosures during the course of his employment as may be necessary or appropriate to the effective and efficient discharge of his duties to the Company and Aduromed.

8.    Proprietary Intellectual Property.

      The Executive shall treat as for the sole benefit of the Company and fully and promptly disclose and assign to it without additional compensation, all proprietary intellectual property, including, without limitation, all ideas, discoveries, inventions and improvements, patentable or not, as well as all formulae, processes, know-how, patent rights and letters patent therefor filed in the United States and all other countries, and any and all rights and interests in, to and under the same, made, conceived, acquired, reduced to practice, or otherwise possessed, during the term of his employment by the
Company, alone or with other employees, during or after usual working hours either on or off the job, and which are related to the Company's business. In addition, the Executive agrees that, upon request, he will promptly make all disclosures, execute all instruments and papers, and perform all acts whatsoever necessary or desired by the Company to vest in and assign to the Company, its successors, assigns and nominees, fully and completely, all rights created or contemplated by this SECTION 8 and which may be necessary or desirable to enable the Company, its successors, assigns and nominees to secure and enjoy the full benefits and advantages thereof, including any and all applications, writings or other documents, as may be necessary to apply for and obtain any patent, copyright or trademark registration by the Company or any assignment thereof.
Executive shall at all times cooperate with and assist the Company in preserving and enforcing the aforesaid rights which assistance and cooperation shall include but not be limited to providing the Company with all information and documents necessary to prosecute and defend such

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rights. The covenants made by the Employee under the terms of this SECTION 8 shall be enforceable by the Company for so long as employee shall be employed by, or a consultant to, the Company and for twelve (12) months immediately thereafter unless, during the term of this Agreement, he shall have been terminated from his employment with Aduromed as provided in the Aduromed
Employment Agreement without cause.

9.    Property.

      Both during the Term of his employment and thereafter, the Executive shall not remove from the Company's offices or premises any Company documents, records, notebooks, files, correspondence, reports, memoranda and similar materials or property of any kind unless necessary in accordance with the duties and responsibilities of his employment. In the event that any such material or property is removed, it shall be returned as promptly as possible. The Executive shall not make, retain, remove or distribute any copies, or divulge to any third person the nature or contents of any of the foregoing or of any other oral or written information to which he may have access, except as disclosure shall be necessary in the performance of his duties. On the termination of his employment with the Company, the Executive shall leave with or return to the Company all originals and copies of the foregoing then in his possession or subject to his control, whether prepared by the Executive or by others.

10.   Non-Competition and Non-Solicitation.

      (a) In consideration of the provisions hereof and the other consideration received by Executive hereunder, for the Restricted Period (as hereinafter defined), the Executive will not, except as specifically provided below, anywhere in any state of the United States in which the Company is engaged in the conduct of its business as of such termination date (the "Restricted
Territory"), directly or indirectly, acting individually or as the owner, shareholder, partner or management employee of any entity, (i) engage in the operation of disposing or converting medical waste, (ii) enter the employ as a manager of, or render any personal services to or for the benefit of, or assist in or facilitate the solicitation of customers for, or receive remuneration in the form of management salary, commissions or otherwise from, any business engaged in such activities in such jurisdictions; or (iii) receive or purchase a financial interest in, make a loan to, or make a gift in support of, any such business in any capacity, including without limitation, as a sole proprietor, partner, shareholder, officer, director, principal agent or trustee; provided, however, that the Executive may own, directly or indirectly, solely as an investment, securities of any business traded on any national securities exchange or quoted on any NASDAQ market, provided the Executive is not a controlling person of, or a member of a group which controls, such business and further provided that the Executive does not, in the aggregate, directly or indirectly, own five percent (5%) or more of any class of securities of such business. The term "Restricted Period" shall mean the earlier of (i) the maximum period allowed under applicable law and (ii)(x) in the case of a Change of
Control as defined in the Aduromed Employment Agreement, until the third anniversary of the effective date of the Change of Control, (y) in the case of a termination by the Company without Cause pursuant to SECTION 10(B) of the
Aduromed Employment

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Agreement or by the Employee for Good Reason pursuant to SECTION 12(A) thereof and provided the Company has made the payments required under SECTION 11(B) OR
12(A) thereof, as the case may be, until the second anniversary of the Date of
Termination (as defined in the Aduromed Employment Agreement), or (z) in the case of Termination for Cause by the Company pursuant to SECTION 11(A) thereof or by the Executive without Good Reason pursuant to SECTION 12(B) thereof, until the first anniversary of the Date of Termination.

      (b) If the final judgment of a court of competent jurisdiction declares that any term or provision of this SECTION 10 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specified words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

11.   Indemnification.

      As an employee and agent of the Company, the Executive shall be fully indemnified by the Company to the fullest extent permitted by applicable law in connection with his employment hereunder.

12.   Board Representation.

      The Company agrees that during the Term, the Executive may recommend nominees (in addition to himself) for election to the Board, such that at all times when there are to be five (5) or less members of the Board, the Employee shall have recommended at least two (2) of the nominees for election to such
Board, and at all times when there are to be more than five (5) members of the
Board, the Employee shall have recommended at least three (3) nominees for election to such Board (in each case in addition to the Executive).

13.   Survival of Provisions.

      The obligations of the Company under SECTION 10 of this Agreement shall survive both the termination of the Executive's employment and this Agreement.

14.   No Duty to Mitigate; No Offset.

      The Executive shall not be required to mitigate damages or the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that the Executive may receive from any other sources or offset against any other payments made to him or required to be made to him pursuant to this Agreement.

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15.   Assignment; Binding Agreement.

      The Company may assign this Agreement to any parent, subsidiary, affiliate or successor of the Company. This Agreement is not assignable by the Executive and is binding on him and his executors and other legal representatives. This
Agreement shall bind the Company and its successors and assigns and inure to the benefit of the Executive and his heirs, executors, administrators, personal representatives, legatees or devisees. The Company shall assign this Agreement to any entity that acquires its assets or business, and shall cause it to assume the Company's obligations and liabilities arising hereunder.

16.   Notice.

      Any written notice under this Agreement shall be personally delivered to the other party or sent by certified or registered mail, return receipt requested and postage prepaid, to such party at the address set forth in the records of the Company or to such other address as either party may from time to time specify by written notice.

17.   Entire Agreement; Amendments.

      This Agreement contains the entire agreement of the parties relating to the Executive's employment and supersedes all oral or written prior discussions, agreements and understandings of every nature between them. This Agreement may not be changed except by an agreement in writing signed by the Company and the
Executive.

18.   Waiver.

      The waiver of a breach of any provision of this Agreement shall not operate or as be construed to be a waiver of any other provision or subsequent breach of this Agreement.

19.   Governing Law and Jurisdictional Agreement.

      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties irrevocably and unconditionally submit to the jurisdiction and venue of any court, federal or state, situated within New York County, New York, and within the State of
Connecticut, for the purpose of any suit, action or other proceeding arising out of, or relating to or in connection with, this Agreement.

20.   Severability.

      In case any one or more of the provisions contained in this Agreement is, for any reason, held invalid in any respect, such invalidity shall not affect the validity of any

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other provision of this Agreement, and such provision shall be deemed modified to the extent necessary to make it enforceable.

21.   Enforcement.

      It is agreed that it is impossible to measure fully, in money, the damage which will accrue to the Company in the event of a breach or threatened breach of SECTIONS 7, 8 OR 9 of this Agreement, and, in any action or proceeding to enforce the provisions of SECTIONS 7, 8 OR 9 hereof, the Executive waives the claim or defense that the Company has an adequate remedy at law and will not assert the claim or defense that such a remedy at law exists. The Company is entitled to injunctive relief to enforce the provisions of such sections as well as any and all other remedies available to it at law or in equity without the posting of any bond.

22.   Counterparts.

      This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

23.   Due Authorization.

      The execution of this Agreement has been duly authorized by the Company by all necessary corporate action.

      [The balance of this page is blank. The signatures appear on the next page]

      IN WITNESS WHEREOF, the parties have executed and delivered this
Employment Agreement as of the day and year set forth above.

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                  GENERAL DEVICES, INC., a Delaware corporation
                  By: /s/ Damien R. Tanaka
                          Name: Damien R. Tanaka
                          Title: Treasurer and Chief Financial Officer

                  EXECUTIVE:
                  /s/ Kevin T. Dunphy
                  Kevin T. Dunphy

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